© 2015 Knoll Inc. Knoll, Inc. First Quarter 2015 Investor Presentation March 10, 2015 ANDREW COGAN, CEO CRAIG SPRAY, SVP & CFO Introducing Remix® Tuned to PerformSM

2© 2015 Knoll Inc. Forward-Looking Statements The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to us, based on our current beliefs as well as assumptions made by us and information currently available to us. Forward-looking statements generally will be accompanied by words such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "possible," "potential," "predict," "project," or other similar words, phrases or expressions. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry and publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, and our expectations with respect to leverage. Although we believe these forward-looking statements are reasonable, they are based upon a number of assumptions concerning future conditions, any or all of which may ultimately prove to be inaccurate. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation: the risks identified in Knoll’s annual report on Form 10-K, and other filings with the Securities and Exchange Commission; changes in the financial stability of our clients or the overall economic environment, resulting in decreased corporate spending and service sector employment; changes in relationships with clients; the mix of products sold and of clients purchasing our products; the success of new technology initiatives; changes in business strategies and decisions; competition from our competitors; our ability to recruit and retain an experienced management team; changes in raw material prices and availability; restrictions on government spending resulting in fewer sales to the U.S. government, one of our largest customers; our debt restrictions on spending; our ability to protect our patents, copyrights and trademarks; our reliance on furniture dealers to produce sales; lawsuits arising from patents, copyrights and trademark infringements; violations of environmental laws and regulations; potential labor disruptions; adequacy of our insurance policies; the availability of future capital and the cost of borrowing; the overall strength and stability of our dealers, suppliers, and customers; access to necessary capital; our ability to successfully integrate acquired businesses; the success of our design and implementation of a new enterprise resource planning system; and currency rate fluctuations. The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us.

3© 2015 Knoll Inc. For 77 years clients have come to Knoll for the help, knowledge and products to create inspired interiors “If you are not going to do it the best, why do it?” — Holly Hunt “No compromise. I wanted simply the best.” — Florence Knoll

4© 2015 Knoll Inc. History and reputation for design leadership, quality and innovation in both the contract and residential markets 60s 60s 90s 90s 00s 00s 10s 10s 10s 60s

5© 2015 Knoll Inc. Knoll has always focused on both commercial and residential interiors as the boundaries between work and home continue to blur 1955 2015 Estimate * *

6© 2015 Knoll Inc. Heading into 2015, market indicators continue to trend in a positive direction Billings Index = The nine to twelve months lag between architecture billings and construction spending Source: American institute of Architects Billings index Source: Reis Inc. Source: U.S. Bureau of Labor Statistics -1000 -800 -600 -400 -200 0 200 400 600 BLS Monthly Employment Change Change in Private Sector Payrolls Jan 2007- Dec 2014 30 40 50 60 In de x ABI Billing Index Sept 2009-Nov. 2014 -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 US – BIFMA % Change Orders Source: BIFMA 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% (50) (30) (10) 10 30 50 2007 2008 2009 2010 2011 2012 2013 2014 % Vacanc y Net A bsor pt ion (mil lions sq. ft .) Net Absorption Vacancy % Absorption and Vacancy Rates Q1 2007 – Q4 2014 Office Completions 2000 – 2016F Source: JLL Global Market Perspective.

7© 2015 Knoll Inc. Secular changes in the workplace have pressured industry demand as revenue per client has declined; however, we are experiencing an increase in volume of clients and client interactions Source: BB&T Capital Markets, BIFMA, and U.S. Bureau of Labor Statistics $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $0 $10 $20 $30 $40 $50 $60 $70 $80 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 Privat e Office Const ructio n Spending ($ in m illions; bar) Sh ip m en ts /E m pl oy ee ($ , 3 M M A; lin e) BIFMA Shipments per Service Sector Employee vs. Private Office Construction Spending Source: Knoll Sales Data, Gensler Real Estate Study

8© 2015 Knoll Inc. r/evolution workplace illustrates how organizations can reimagine their workplace with four planning approaches

During 2014 we delivered increased year-over-year sales, gross profit, adjusted operating profit and adjusted earnings per share ($millions)

$(000)	Q4 2013[1]	Q4 2014	% Change	2013[1]	2014[1]	% Change
Sales	$ 230.5	$ 286.5	24.3%	$ 862.3	$ 1,050.3	21.8%
Gross Profit	$ 74.2	$ 102.9	38.5%	$ 280.3	$ 371.7	32.6%
Gross Margin %	32.2%	35.9%		32.5%	35.4%	
Adjusted Operating Profit	$ 15.8	$ 27.7	75.3%	$ 55.4	$ 86.1	55.3%
Adjusted Operating Profit %	6.9%	9.7%		6.4%	8.2%	
Adjusted Diluted Earnings Per Share	$ 0.21	$ 0.35	66.7%	$ 0.68	$ 1.09	60.3%

Note: Organic sales increased 11.9% and 9.9% for the three and twelve months ended December 31, 2014[2]

Note: Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Diluted Earnings per Share are non-GAAP financial measures and exclude certain non-recurring charges. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Diluted Earnings per Share to GAAP Operating Profit, GAAP Operating Profit %, and GAAP Diluted Earnings per Share, see pages 23 and 24.

(1) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

(2) – See page 27 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014.

© 2015 Knoll Inc.

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10© 2015 Knoll Inc. Our key metrics are continuing to improve Gross Profit % Adjusted Operating Profit (millions) and % Adjusted Earnings Per Share - Diluted Note: Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share are non-GAAP financial measures and exclude certain non-recurring charges. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share to GAAP Operating Profit, GAAP Operating Profit %, and GAAP Earnings Per Share, see pg 23. Sales (millions) and Growth / Decline (2) – See page 27 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014. (2) $231 $229 $266 $268 $286 $- $100 $200 $300 $400 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 (8%) +14% +24% +24% +24% $0.21 $0.18 $0.23 $0.33 $0.35 $0.15 $0.20 $0.25 $0.30 $0.35 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 32% 33% 37% 35% 36% 28% 30% 32% 34% 36% 38% 4Q ' 3 1 ' 2Q ' 3Q '14 4Q '14 $16 $1 $22 $23 $28 $10 $15 $20 $25 $30 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 7% 5% 8% 9% 10% (1) (1) (1) (1) Q4 2014 Organic +11.9% (1) (1) (1) (1) (1) - The Q4 2013 and Q1 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

In Q4 2014 sales grew across each of our reporting segments



Sales (millions)
+ Commercial sales in NA
+13.1%
$163
$184
(3)
Studio Organic +12.8%
+ Holly Hunt
+ Studio North America and Europe
+83.0%
$41
$75
+ Leathers
+ Felt
+3.7%
$27
$28
OFFICE Q4 13 (1) Q4 14
STUDIO Q4 13 (1) Q4 14
COVERINGS Q4 13 (1) Q4 14



Adjusted Operating Profit (millions) (2)
+ Improved Absorption
+ Higher Sales
+ Foreign Exchange
+168.0%
$5
$13
+64.9%
+ HH Mix
+ Europe NA sales growth
$6
$9
- Lower sales of textiles
(3.9)%
$5
$5
OFFICE Q4 13 (1) Q4 14
STUDIO Q4 13 (1) Q4 14
COVERINGS Q4 13 (1) Q4 14
OP% 7.2%
OP% 12.6%
OP% 17.7%

(1) - The Q4 2013 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

(2) Adjusted Operating Profit is a non-GAAP financial measure and excludes certain non-recurring charges. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit see reconciliation on page 25.

(3) – See page 27 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014.

© 2015 Knoll Inc.

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12© 2015 Knoll Inc. 2014 sales and adjusted operating profit grew across each of our reporting segments Sales (millions) Adjusted Operating Profit (millions) (2) + Commercial sales in NA (2) Adjusted Operating Profit is a non-GAAP financial measure and excludes certain non-recurring charges. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit see reconciliation on page 26. $599 $154 $109 $656 $279 $115 OFFICE 13 (1) 14 (1) STUDIO 13 (1) 14 (1) COVERINGS 13 (1) 14 (1) +9.5% + Holly Hunt + Studio North America and Europe + Leathers + Felt + Textiles+81.2% +5.4% $16 $18 $21 $29 $34 $22 OFFICE 2013 (1) 2014 (1) STUDIO 2013 ( 2014 (1) COVERINGS 2013 (1) 2014 (1) +82.6% +86.9% +6.7% 2014 ADJ. OP% 4.5% 2014 ADJ. OP% 12.2% 2014 ADJ. OP% 19.5% Sales to government agencies + Improved Absorption + Higher Sales + Foreign Exchange + HH MIx + Europe NA sales growth + Higher Sales Studio Organic +14.6% (3) – See page 27 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014. (3) 23.4% 19.5% 16.2% 13.0% 11.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2010 2011 2012 2013 2014 (1) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

13© 2015 Knoll Inc. As a portion of our overall sales mix Office continues to trend lower; however, profit share increased in 2014 versus a low point in 2013 34% 40% 26%Sales Adjusted Operating Profit(1) 2013 2014 30% 71% Office Studio Coverings 38% 66% 62%27% 11% 18% 12% 70% 38% 33% 29% 2013 2014 (1) Adjusted Operating Profit is a non-GAAP financial measure and excludes certain non-recurring charges. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit see reconciliation on page 26. (2) (2)(2)(2) (2) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

14© 2015 Knoll Inc. We are designing Knoll to solve for two distinct client segments with global potential… North American Workplace BIFMA 2014 $9.8bn US Production, most recent full year (source: BIFMA) Global Luxury Furnishings and Coverings High End $3.7bn Relevant Market $37.6bn 2013 Knoll Estimate

15© 2015 Knoll Inc. Digital Outreach Strategic Sales Efforts Technology Partnerships Product Development Mergers + Acquisitions E-Commerce New Distribution Channels Product Development Architectural Products Product Dev. Architectural products Transportation + Hospitality Decorator+ Residential Dist. Workplace Solutions Furnishings For Activity + High Design Residential Spaces Materials that Complete and Enrich Commercial and Domestic Interiors …and Now Adding a Luxury Residential Platform …with strategic initiatives to match

16© 2015 Knoll Inc. The acquisition of Holly Hunt Enterprises accelerates Knoll’s multi-channel residential strategy and was highly accretive Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities Holly Hunt, London = New 2014/2015 Showroom

17© 2015 Knoll Inc. The most powerful collection of design brands, products and sales capabilities in the interior space

18© 2015 Knoll Inc. + Maximize office segment profitability & growth + Target underpenetrated and emerging categories and markets for growth + Expand reach into consumer and decorator channels around the world + Build a responsive and efficient customer centric service and technology culture and infrastructure across our businesses Four Strategic Imperatives

19© 2015 Knoll Inc. Translating Strategy into Action: Maximize Knoll Office Segment Profitability

20© 2015 Knoll Inc. We have the financial resources to deliver on these strategic initiatives + We have a $500M credit facility that runs into May 2019 + Bank Net Leverage Ratio ended 2014 at 2.41:1 We estimate 2015 capital expenditures will be in the $30-$35 million dollar range as we continue to incur costs associated with our previously announced strategic initiative programs and technology infrastructure upgrades. 2014 Capital expenditures totaled $41.6 million. + Strong free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM. For details of the bank leverage ratio calculation, see page 28. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 29. 2015 Capital Expenditures $245 $212 $193 $173 $258 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 Bank Debt ($ in millions) (1) 2.51 1.82 1.63 2.23 2.41 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Bank Net Leverage Ratio (2) $47.6 $67.9 $61.2 $21.0 $33.1 0 10 20 30 40 50 60 70 80 Free Cash Flow ($in millions) (3) 31% 12% 3% 10% 32% 12% Technology Showrooms Europe Product Development Site Capacity All other Note: The 2010 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

21© 2015 Knoll Inc. Cash Returned to Shareholders 2010-2014 ($millions) $12.1 $15.0 $4.7 $5.6 $9.0 $5.5 $16.7 $20.5 $22.5 $22.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2010 2011 2012 2013 2014 Dividends Shares Repurchases $17.6 $31.7 $25.2 $28.1 $31.7

22© 2015 Knoll Inc. For more information visit www.knoll.com

Reconciliation of Non-GAAP Results ($millions)

	Q4 13 [1]	Q1 14 [1]	Q2 14	Q3 14	Q4 14
Operating Profit ($mm)	$ 1.8	$ 11.3	$ 22.2	$ 23.3	$ 20.0
Add back (deduct):					
Pension settlement and OPEB curtailment	-	-	-	-	6.5
Remearsurement of Filzfelt earn-out liability	-	-	-	-	0.5
Acquisition related expenses	-	0.6	-	0.1	-
Restructuring charges	5.1	0.6	0.2	-	0.7
Intangible asset impairment charge	8.9	-	-	-	-
Adjusted Operating Profit	$ 15.8	$ 12.5	$ 22.4	$ 23.4	$ 27.7
Net Sales ($mm)	$ 230.5	$ 229.6	$ 265.8	$ 268.3	$ 286.5
Adjusted Operating Profit %	6.9%	5.4%	8.4%	8.7%	9.7%
Operating Profit %	0.8%	4.9%	8.4%	8.7%	7.0%

	Q4 13 [1]	Q1 14 [1]	Q2 14	Q3 14	Q4 14
Earnings per Share - Diluted	$ 0.02	$ 0.17	$ 0.23	$ 0.33	$ 0.26
Add back (deduct):					
Pension settlement and OPEB curtailment					0.08
Acquistion expenses	-	0.01	-	-	-
Restructuring and write-off of deferred financing fees	0.07	-	-	-	0.01
Intangible asset impairment charge	0.12	-	-	-	-
Adjusted Earnings per Share - Diluted	$ 0.21	$ 0.18	$ 0.23	$ 0.33	$ 0.35

(1) - The Q4 2013 and Q1 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

© 2015 Knoll Inc.

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24© 2015 Knoll Inc. Reconciliation of Non-GAAP Results ($millions) 2013 2014 Operating Profit ($mm) 41.4$ 76.8$ Add back: Pension settlement and OPEB curtailment - 6.5 Remearsurement of Filzfelt earn-out liability - 0.5 Acquisition related expenses - 0.7 Restructuring charges 5.1 1.5 Intangible asset impairment charge 8.9 - Adjusted Operating Profit 55.4$ 86.1$ Net Sales ($mm) 862.3$ 1,050.3$ Adjusted Operating Profit % 6.4% 8.2% Operating Profit % 4.8% 7.3% 2013 2014 Earnings per Share - Diluted 0.49$ 0.97$ Add back: Pension settlement and OPEB curtailment 0.08 Acquistion expenses - 0.01 Intangible asset impairment charge 0.12 - Restructuring charges 0.07 0.02 Adjusted Earnings per Share - Diluted 0.68$ 1.09$ (2) – Results do not add due to rounding. (1) (1) (2) (2) (1) (1) (1) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.

25© 2015 Knoll Inc. Reconciliation of Non-GAAP Results ($millions) (1) - The 2013 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015. (2) – Results do not add due to rounding. (1) Operating Profit Restructuring Charges Intangible Asset Impairment Adjusted Operating Profit Net Sales Adjusted Operating Profit % Office 2.9$ 2.1$ -$ 5.0$ 163.0$ 3.1% Studio 2.7 3.0 - 5.7 40.7 14.0% Coverings (3.8) - 8.9 5.1 26.7 19.1% Total 1.8$ 5.1$ 8.9$ 15.8$ 230.5$ Three Months Ended December 31, 2013 (2) Operating Profit Pension Settlement and OPEB Curtailment Restructuring (Benefit) / Charges Remeasurement of Filzfelt Earn- out Liability Adjusted Operating Profit Adjusted Operating Profit % Office 6.8$ 5.3$ 1.3$ -$ 13.4$ 7.3% Studio 9.5 0.8 (0.9) - 9.4 12.6 Coverings 3.7 0.4 0.3 0.5 4.9 17.7% Total 20.0$ 6.5$ 0.7$ 0.5$ 27.7$ Three Months Ended December 31, 2014

26© 2015 Knoll Inc. Operating Profit Pension Settlement and OPEB Curtailment Acquisition Expenses Restructuring (Benefit) / Charges Remeasurement of Filzfelt Earn- out Liability Adjusted Operating Profit Net Sales Adjusted Operating Profit % Office 22.0$ 5.3$ -$ 2.1$ -$ 29.4$ 656.2$ 4.5% Studio 33.6 0.8 0.7 (0.9) - 34.2 279.2 12.2 Coverings 21.2 0.4 - 0.3 0.5 22.4 114.9 19.5% Total 76.8$ 6.5$ 0.7$ 1.5$ 0.5$ 86.0$ 1,050.3$ Twelve Months Ended December 31, 2014 (2) – Results do not add due to rounding. Reconciliation of Non-GAAP Results ($millions) Operating Profit Restructuring Charges Intangible Asset Impairment Adjusted Operating Profit Net Sales Adjusted Operating Profit % Office 14.0$ 2.1$ -$ 16.1$ 599.1$ 2.7% Studio 15.3 3.0 - 18.3 154.1 11.9 Coverings 12.1 - 8.9 21.0 109.0 19.3% Total 41.4$ 5.1$ 8.9$ 55.4$ 862.3$ Twelve Months Ended December 31, 2013 (1) (2) (1) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015. (1)

27© 2015 Knoll Inc. Reconciliation of Non-GAAP Results - Organic Sales ($millions) Three Months Ended December 31, 2013 Net Sales Holly Hunt Organic Net Sales Net Sales Office 184.3$ $ — 184.3$ 163.0$ Studio 74.5 28.6 45.9 40.7 Coverings 27.7 — 27.7 26.7 Total 286.5$ 28.6$ 257.9$ 230.5$ Percent Change over the prior year 24.3% 11.9 % Three Months Ended December 31, 2014 Twelve Months Ended December 31, 2 13 Net Sales Holly Hunt Organic Net Sales Net Sales Offi 656.2$ $ — 656.2$ 599.1$ Studio 279.2 102.6 176.6 154.1 Coverings 114.9 — 114.9 109.0 Total 1,050.3$ 102.6$ 947.7$ 862.3$ Percent Change over the prior year 21.8% 9.9 % Twelve Months Ended December 31, 2014 (2) - Results do not add due to rounding. (1) (1) (2) (2) (1) - The 2013 and 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015. (1) (1)

Bank Net Leverage Ratio

	12/31/2010 [1]	12/31/2011 [1]	12/31/2012 [1]	12/31/2013 [1]	12/31/2014 [1]
Debt Levels [2]	$ 248.1	$ 215.0	$ 184.3	$ 178.8	$ 275.5
LTM Net Income ($mm)	$ 28.0	$ 58.0	$ 50.0	$ 23.2	$ 46.6
LTM Adjustments					
Interest	16.8	9.8	6.4	5.3	6.7
Taxes	12.8	30.8	28.3	15.7	29.2
Dep. and Amt.	19.3	17.1	16.5	16.3	20.0
Non-cash items [3]	22.0	2.7	12.2	19.7	11.9
LTM EBITDA	$ 98.9	$ 118.4	$ 113.4	$ 80.2	$ 114.4 [4]
Bank Leverage Ratio	2.51	1.82	1.63	2.23	2.41

(1) The 2010 through 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015.
(2) Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of the credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014.
(3) Non-cash items and other includes, but is not limited to, stock-based compensation expenses, unrealized gains and losses on foreign exchange, an intangible asset impairment charge, restructuring charges, and a pension settlement and other postretirement benefit curtailment.
(4) Includes and annualized proforma EBITDA for Holly Hunt, which was acquired February 3, 2014.

© 2015 Knoll Inc.
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29© 2015 Knoll Inc. Free Cash Flow in Thousands 2010 2011 2012 2013 2014 Net Income 27,365$ 56,320$ 51,523$ 23,184$ 46,596$ Add: Depreciation 17,434 15,373 14,632 14,727 16,327 Amortization 1,898 1,751 1,260 1,634 3,715 Stock compensation 9,208 9,695 10,355 10,473 8,062 Less: Capital expenditures (8,312) (15,276) (16,545) (29,064) (41,586) Free Cash Flow 47,593$ 67,863$ 61,225$ 20,954$ 33,114$ (in thousands) (1) The 2010 through 2014 financial results included herein have been revised to correct certain immaterial errors related to income taxes and other Items. Further information regarding these immaterial corrections can be found in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commmission on March 2, 2015. (1) (1) (1) (1) (1)

30© 2015 Knoll Inc. Thank You

31© 2015 Knoll Inc.